SUBSEQUENT EVENTS	12 Months Ended
Jun. 29, 2016
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
Subsequent to the end of the fiscal year, an additional $70.0 million was borrowed from the $750 million revolving credit facility primarily to fund share repurchases. We also made a $20.0 million payment on the revolving credit facility. Subsequent to the end of the fiscal year, we repurchased 699,000 shares for approximately $33.7 million as part of our share repurchase program. We also repurchased approximately 51,000 shares for $2.8 million to satisfy team member tax withholding obligations on the vesting of primarily restricted stock units.
On August 18, 2016, our Board of Directors declared a quarterly dividend of $0.34 per share effective with the September 2016 dividend.